Exhibit 99.1

NII Holdings, Inc.
10700 Parkridge Blvd., Suite 600
Reston, Va. 20191
(703) 390-5100
http://www.nii.com

Contacts:
Investor Relations: Tim Perrott
(703) 390-5113
tim.perrott@nii.com

Media Relations: Claudia E. Restrepo
(786) 251-7020
claudia.restrepo@nii.com

For Immediate Release

NII HOLDINGS ANNOUNCES STRONG PERFORMANCE FOR
THE FOURTH QUARTER AND FULL YEAR 2003

•	Subscriber additions of 76,700 for the quarter and 215,500 for the year 2003

•	Consolidated fourth quarter operating revenues of $264 million and $939 million for the full year

•	Consolidated operating income before depreciation and amortization of $62 million for the quarter and $248 million for the year

•	Consolidated net income of $84 million or $3.70 per basic share for the quarter and $173 million or $8.22 per basic share for the year, including the recognition of $68 million in non-cash tax benefits

•	Year-end consolidated cash balance of $405 million

The Company announces a 3-for-1 Stock Split and issues full year 2004 guidance

RESTON, Va. — February 26, 2004 — NII Holdings, Inc. [NASDAQ: NIHD] today announced its consolidated financial results for the fourth quarter and full year for 2003. For the fourth quarter 2003, the Company reported consolidated operating revenues of $264 million, a 27% increase over the same period last year, consolidated operating income before depreciation and amortization of $62 million and consolidated operating income of $36 million. The Company also reported consolidated net income of $84 million, or $3.70 per basic share, which included $68 million in non-cash gains related to the reversal of certain deferred tax asset valuation reserves and other non-cash income tax adjustments.

Results for the full year 2003 included consolidated operating revenues of $939 million, up 20% as compared to the previous year. The Company reported operating income before depreciation and amortization of $248 million for the year, a 61% increase over last year, and consolidated operating income of $161 million, an increase of 107% over the same period last year. 2003 consolidated net income was $173 million or $8.22 per basic share, including $68 million related to the recognition of non-cash tax benefits previously mentioned. The Company also added about 215,500 net subscribers for the year. As of December 31, 2003, NII Holdings reported approximately 1.46 million subscribers and consolidated cash balances of $405 million.

“Operationally and financially, our results for the year significantly exceeded expectations as we continued to execute our profitable growth strategy,” said Steve Shindler, NII Holdings’ Chairman and CEO. “We accelerated subscriber growth in the fourth quarter while continuing our focus on profitability and improving our balance sheet during the year. For the year, we significantly exceeded our initial growth goals and expectations, both in terms of top line growth and cash flow, executing successfully against our strategy. As we head into 2004, I have never felt more confident in our company and the opportunities to continue to build long term value.”

The Company also announced that its Board of Directors approved a 3-for-1 split of the Company’s common stock, effected in the form of a dividend of two shares for each outstanding share. The dividend will be paid on March 22, 2004 to shareholders of record as of March 12, 2004.

NII Holdings’ average monthly revenue per subscriber (ARPU) was approximately $55 for the fourth quarter and approximately $53 for the full year 2003, up from $50 last year. The Company also announced its eighth consecutive quarter of churn reduction, reporting average consolidated churn of 2.0% in the fourth quarter down from 2.4% in the third quarter of 2003.

“We continued to drive churn lower in all of our markets, leading to churn of 2.0% in the fourth quarter,” said Shindler. “In mid 2003, we further intensified our efforts toward our global customer satisfaction goals. These continued efforts on churn reduction programs and customer for life programs are proving to be successful, highlighted by a significant drop in churn in our Brazilian market to 2.7% in the fourth quarter.”

During the year, NII executed several financial transactions to significantly improve its capital structure and reduce its exposure to foreign exchange risks. In the third quarter of 2003, the Company raised about $288 million in net proceeds through the sale of 2 million shares of common stock and the issuance of $180 million principal amount of 3.5% convertible notes due 2033. The Company used the proceeds to repay $203 million principal amount of its long-term credit facilities plus $6 million of accrued interest at a total discounted cost of $186 million. Since the end of 2003, the Company raised about $292 million in net proceeds through a 2 7/8% convertible notes offering. Proceeds from this transaction were used to partially pay down $73 million in vendor debt and will be used to complete a tender offer for NII Holdings (Cayman) Ltd.’s 13% senior note obligations. To date, more than 99% of the outstanding notes have been tendered. As a result of these transactions, the Company expects to eliminate approximately $176 million in future interest expense and substantially improve its financial and operational flexibility.

“Throughout 2003, we took several steps to strengthen our liquidity, improve our capital structure, and reduce our cost of capital,” said Byron Siliezar, Vice President and CFO. “The transactions we executed in the third quarter of 2003 were well received by the capital markets and were significantly oversubscribed. The Company’s net debt position at year end now stands at $130 million, which equates to a net debt to our 2003 operating income before depreciation and amortization of 0.5 times compared to a net debt position of $201 million at year-end 2002.”

For the full year 2003, the Company also closed on several communication tower sale-leasebacks in Mexico and Brazil under its previously announced agreement with American Tower Corporation, raising $106 million in local currency-based financing. These transactions are classified as long-term debt on the Company’s balance sheet. The Company’s total long-term debt as of December 31, 2003 was $535 million, including $101 million in tower financing obligations.

Consolidated cash capital expenditures, including capitalized interest, were $42 million during the fourth quarter of 2003 and $197 million for the full year.

2004 Guidance

The Company also announced the following guidance for 2004.

•	Net subscriber additions of 285,000 — a 32% increase over 2003 net additions

•	Revenue of $1.2 billion — a 28% increase over revenues in 2003

•	Operating income before depreciation and amortization of $320 million — 29% increase over 2003

•	Cash capex of $225 million

This guidance is predicated on reasonably stable foreign exchange rates and subscriber growth assumptions. Additionally, this guidance is forward looking and is based upon management’s current beliefs, as well as a number of assumptions concerning future events, and as such, should be taken in the context of the risks and uncertainties outlined in the SEC filings of NII Holdings, Inc., including NII’s annual report on Form 10-K for the year ended December 31, 2002 and it’s subsequent 2003 quarterly reports on Form 10-Q.

In addition to the results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release, NII has presented consolidated operating income before depreciation and amortization, ARPU, net debt and cost per gross add (CPGA), which are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial table. To view these and other reconciliations of non-GAAP financial measures that the Company uses and information about how to access the conference call discussing NII’s fourth quarter results, visit the investor relations link at <http://www.nii.com>.

About NII Holdings, Inc.
NII Holdings, Inc., a publicly held company based in Reston, Va., is a leading provider of mobile communications for business customers in Latin America. NII Holdings, Inc. has operations in Argentina, Brazil, Mexico and Peru, offering a fully integrated wireless communications tool with digital cellular service, text/numeric paging, wireless Internet access and Nextel Direct Connect®, a digital two-way radio feature. NII Holdings, Inc. trades on the NASDAQ market under the symbol NIHD. Visit the Company’s website at <http://www.nii.com>.

Nextel, the Nextel logo, Nextel Online, Nextel Business Networks and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters and subject areas discussed in this press release that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from NII Holdings’ actual future experience involving any one or more of such matters and subject areas. NII Holdings has attempted to identify, in context, certain of the factors that it currently believes may cause actual future experience and results to differ from NII Holdings’ current expectations regarding the relevant matter or subject area. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, timely development and delivery of new technologies, competitive conditions, market acceptance of our services, access to sufficient capital to meet operating and financing needs and those that are described from time to time in NII Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and other reports filed from time to time with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002 (1)
(in millions, except per share amounts)

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002 (2)	2003	2002 (2)

Operating revenues
Service and other revenues	$896	$748	$252	$199
Digital handset and accessory revenues	43	32	12	8

	939	780	264	207

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	240	195	70	44
Cost of digital handset and accessory sales	134	107	43	29
Selling, general and administrative	317	309	89	69
Impairment, restructuring and other charges	—	16	—	—
Depreciation	48	60	16	10
Amortization	39	15	10	7

	778	702	228	159

Operating income	161	78	36	48

Other income (expense)
Interest expense	(65)	(162)	(16)	(13)
Interest income	11	6	4	3
Foreign currency transaction gains (losses), net	7	(182)	(4)	(22)
Gain on extinguishment of debt, net	22	102	—	102
Reorganization items, net	—	2,180	—	2,316
Other expense, net	(12)	(11)	(4)	(2)

	(37)	1,933	(20)	2,384

Income from continuing operations before income tax benefit (provision)	124	2,011	16	2,432
Income tax benefit (provision)	49	(31)	68	(23)

Net income from continuing operations	173	1,980	84	2,409
Discontinued operations
Income from operations of Nextel Philippines, net	—	18	—	17
Income tax provision	—	—	—	—

Income from discontinued operations	—	18	—	17

Net income	$173	$1,998	$84	$2,426

Net income from continuing operations per common share, basic	$8.22	N/A	$3.70	N/A
Net income from discontinued operations per common share, basic	—	N/A	—	N/A

Net income per common share, basic	$8.22	N/A	$3.70	N/A

Net income from continuing operations per common share, diluted	$7.63	N/A	$3.49	N/A
Net income from discontinued operations per common share, diluted	—	N/A	—	N/A

Net income per common share, diluted	$7.63	N/A	$3.49	N/A

Weighted average number of common shares outstanding, basic	21,043	N/A	22,704	N/A

Weighted average number of common shares outstanding, diluted	22,662	N/A	24,130	N/A

(1) As a result of the application of fresh-start accounting rules under SOP 90-7 in 2002 and other events related to the Company’s reorganization, the Successor Company’s financial statements for the year ended December 31, 2003 are not fully comparable to the combined Successor Company and Predecessor Company’s financial statements for the year ended December 31, 2002.

(2) The financial statements for the year and three months ended December 31, 2002 include the Predecessor Company’s financial statements for the ten months ended October 31, 2002 and one month ended October 31, 2002, respectively. See “Non-GAAP Reconciliations for the Years and Three Months Ended December 31, 2003 and 2002” included in this release.

CONSOLIDATED BALANCE SHEET DATA

	December 31,	December 31,
	2003	2002

Cash and cash equivalents	$405	$231
Accounts receivable, less allowance for doubtful accounts of $9 and $7	121	101
Property, plant and equipment, net	369	230
Intangible assets, net	194	200
Total assets	1,234	849
Long-term debt, including current portion	537	432
Total liabilities	905	758
Stockholders’ equity	329	91

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002 (1)

NII Holdings, Inc.
(subscribers in thousands)

			Three Months Ended
	Year Ended December 31,		December 31,
	2003	2002 (2)	2003	2002 (2)
Total digital subscribers (as of December 31)	1,464	1,248	1,464	1,248
Net subscriber additions	216	86	77	29
Churn (%)	2.4%	3.1%	2.0%	2.7%
Average monthly revenue per handset/unit in service (ARPU)	$53	$50	$55	$52
Cost per gross add (CPGA)	$338	$353	$349	$321

Nextel Mexico
(dollars in millions and subscribers in thousands)

				Three Months Ended
	Year Ended December 31,			December 31,
	2003	2002	(2)	2003	2002	(2)

Operating revenues
Service and other revenues	$559	$432		$155	$129
Digital handset and accessory revenues	19	15		6	5

	578	447		161	134

Operating expenses
Cost of service	115	88		32	23
Cost of digital handset and accessory sales	78	64		26	19
Selling, general and administrative	169	152		49	38
Depreciation and amortization	73	54		21	15

	435	358		128	95

Operating income	$143	$89		$33	$39

Total digital subscribers (as of December 31)	658	517		658	517
Net subscriber additions	141	117		42	31
Churn (%)	2.1%	2.6%		1.9%	2.2%
ARPU	$78	$78		$77	$84
CPGA	$440	$464		$447	$426

Nextel Brazil
(dollars in millions and subscribers in thousands)

			Three Months Ended
	Year Ended December 31,		December 31,
	2003	2002 (2)	2003	2002 (2)

Operating revenues
Service and other revenues	$138	$163	$39	$34
Digital handset and accessory revenues	11	12	3	2

	149	175	42	36

Operating expenses
Cost of service	57	65	18	11
Cost of digital handset and accessory sales	28	23	9	5
Selling, general and administrative	50	69	12	12
Impairment, restructuring and other charges	—	1	—	—
Depreciation and amortization	5	10	2	1

	140	168	41	29

Operating income	$9	$7	$1	$7

Total digital subscribers (as of December 31)	384	394	384	394
Net subscriber (deactivations) additions	(10)	(53)	13	(18)
Churn (%)	3.6%	3.6%	2.7%	3.9%
ARPU	$29	$31	$33	$26
CPGA	$234	$223	$250	$177

Nextel Argentina
(dollars in millions and subscribers in thousands)

				Three Months Ended
	Year Ended December 31,			December 31,
	2003	2002	(2)	2003	2002	(2)

Operating revenues
Service and other revenues	$107	$71		$33	$15
Digital handset and accessory revenues	11	4		3	1

	118	75		36	16

Operating expenses
Cost of service	33	16		11	3
Cost of digital handset and accessory sales.	16	8		4	2
Selling, general and administrative	37	35		11	6
Impairment, restructuring and other charges.	—	9		—	1
Depreciation and amortization	4	3		1	1

	90	71		27	13

Operating income	$28	$4		$9	$3

Total digital subscribers (as of December 31)	275	207		275	207
Net subscriber additions	68	2		18	12
Churn (%)	1.2%	3.5%		1.1%	1.9%
ARPU	$34	$29		$36	$23
CPGA	$156	$177		$170	$139

Nextel Peru
(dollars in millions and subscribers in thousands)

				Three Months Ended
	Year Ended December 31,			December 31,
	2003	2002	(2)	2003	2002	(2)

Operating revenues
Service and other revenues	$90	$81		$23	$21
Digital handset and accessory revenues	2	2		—	1

	92	83		23	22

Operating expenses
Cost of service	34	25		9	7
Cost of digital handset and accessory sales.	11	12		3	3
Selling, general and administrative	26	25		7	7
Depreciation and amortization	4	5		1	—

	75	67		20	17

Operating income	$17	$16		$3	$5

Total digital subscribers (as of December 31)	147	130		147	130
Net subscriber additions	17	20		4	3
Churn (%)	2.3%	2.4%		2.2%	2.4%
ARPU	$51	$54		$49	$53
CPGA	$333	$342		$336	$362

(1) For information regarding ARPU and CPGA, see “Non-GAAP Reconciliations for the Years and Three Months Ended December 31, 2003 and 2002” included in this release.

(2) The financial information for the year and three months ended December 31, 2002 include the Predecessor Company’s financial information for the ten months ended October 31, 2002 and one month ended October 31, 2002, respectively. See “Non-GAAP Reconciliations for the Years and Three Months Ended December 31, 2003 and 2002” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002

Operating Income Before Depreciation and Amortization

Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated OIBDA is not a measurement under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that consolidated OIBDA provides useful information to investors because it is an indicator of operating performance, especially in a capital intensive industry such as ours, since it excludes items that are not directly attributable to ongoing business operations. Our consolidated OIBDA calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the wireless telecommunications industry. Consolidated OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Consolidated operating income	$161	$78	$36	$48
Consolidated depreciation	48	60	16	10
Consolidated amortization	39	15	10	7

Consolidated operating income before depreciation and amortization	$248	$153	$62	$65

NII Holdings, Inc.

Guidance
Estimate
For the Year Ended
December 31,
2004
Consolidated operating income	$207
Consolidated depreciation	71
Consolidated amortization	42

Consolidated operating income before depreciation and amortization	$320

     Average Monthly Revenue Per Handset/Unit in Service (ARPU)

     Average monthly revenue per handset/unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of handsets in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, service and repair, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):

NII Holdings, Inc.

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Service and other revenues	$896	$748	$252	$199
Less: analog revenues	(9)	(11)	(3)	(2)
Less: other revenues	(44)	(23)	(19)	(7)

Total subscriber revenues	$843	$714	$230	$190

ARPU calculated with subscriber revenues	$53	$50	$55	$52

ARPU calculated with service and other revenues	$57	$53	$60	$54

Nextel Mexico

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Service and other revenues	$559	$432	$155	$129
Less: analog revenues	(5)	(5)	(2)	(1)
Less: other revenues	(21)	(12)	(10)	(4)

Total subscriber revenues	$533	$415	$143	$124

ARPU calculated with subscriber revenues	$78	$78	$77	$84

ARPU calculated with service and other revenues	$82	$81	$83	$88

Nextel Brazil

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Service and other revenues	$138	$163	$39	$34
Less: analog revenues	(2)	(3)	—	(1)
Less: other revenues	(5)	(4)	(2)	(1)

Total subscriber revenues	$131	$156	$37	$32

ARPU calculated with subscriber revenues	$29	$31	$33	$26

ARPU calculated with service and other revenues	$31	$32	$35	$27

Nextel Argentina

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Service and other revenues	$107	$71	$33	$15
Less: analog revenues	—	—	—	—
Less: other revenues	(12)	(5)	(5)	(1)

Total subscriber revenues	$95	$66	$28	$14

ARPU calculated with subscriber revenues	$34	$29	$36	$23

ARPU calculated with service and other revenues	$38	$31	$43	$25

Nextel Peru

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Service and other revenues	$90	$81	$23	$21
Less: analog revenues	—	—	—	—
Less: other revenues	(5)	(4)	(2)	(1)

Total subscriber revenues	$85	$77	$21	$20

ARPU calculated with subscriber revenues	$51	$54	$49	$53

ARPU calculated with service and other revenues	$55	$56	$53	$56

     Cost per Gross Add (CPGA)

     Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):

NII Holdings, Inc.

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Digital handset and accessory revenues	$43	$32	$12	$8
Less: cost of handset and accessory sales	134	107	43	29

Handset subsidy costs	91	75	31	21
Selling and marketing	129	127	39	30

Costs per statement of operations	220	202	70	51
Less: costs unrelated to initial customer acquisition	(22)	(14)	(9)	(4)

Customer acquisition costs	$198	$188	$61	$47

Cost per Gross Add	$338	$353	$349	$321

Nextel Mexico

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Digital handset and accessory revenues	$19	$15	$6	$5
Less: cost of handset and accessory sales	78	64	26	19

Handset subsidy costs	59	49	20	14
Selling and marketing	81	79	25	20

Costs per statement of operations	140	128	45	34
Less: costs unrelated to initial customer acquisition	(15)	(8)	(6)	(3)

Customer acquisition costs	$125	$120	$39	$31

Cost per Gross Add	$440	$464	$447	$426

Nextel Brazil

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Digital handset and accessory revenues	$11	$12	$3	$2
Less: cost of handset and accessory sales	28	23	9	5

Handset subsidy costs	17	11	6	3
Selling and marketing	22	23	7	4

Costs per statement of operations	39	34	13	7
Less: costs unrelated to initial customer acquisition	(5)	(4)	(2)	—

Customer acquisition costs	$34	$30	$11	$7

Cost per Gross Add	$234	$223	$250	$177

Nextel Argentina

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Digital handset and accessory revenues	$11	$4	$3	$1
Less: cost of handset and accessory sales	16	8	4	2

Handset subsidy costs	5	4	1	1
Selling and marketing	11	11	4	2

Costs per statement of operations	16	15	5	3
Less: costs unrelated to initial customer acquisition	—	—	—	—

Customer acquisition costs	$16	$15	$5	$3

Cost per Gross Add	$156	$177	$170	$139

Nextel Peru

	Year Ended		Three Months Ended
	December 31,		December 31,
	2003	2002	2003	2002
Digital handset and accessory revenues	$2	$2	$1	$1
Less: cost of handset and accessory sales	11	12	3	3

Handset subsidy costs	9	10	2	2
Selling and marketing	11	10	3	2

Costs per statement of operations	20	20	5	4
Less: costs unrelated to initial customer acquisition	(1)	(1)	(1)	—

Customer acquisition costs	$19	$19	$4	$4

Cost per Gross Add	$333	$342	$336	$362

Net Debt

Net debt represents total long-term debt less cash and cash equivalents. Net debt to consolidated operating income before depreciation and amortization represents net debt divided by consolidated operating income before depreciation and amortization. Net debt is not a measurement under accounting principles generally accepted in the United States, may not be similar to net debt measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our balance sheets. We believe that net debt and net debt to consolidated operating income before depreciation and amortization provide useful information concerning our liquidity and leverage. Net debt as of December 31, 2003 and 2002 can be calculated as follows (in millions):

NII Holdings, Inc.

	December 31,
	2003	2002
Total long-term debt	$535	$432
Less: cash and cash equivalents	(405)	(231)

Net debt	$130	$201

Net debt to 2003 consolidated operating income before depreciation and amortization and net debt to 2003 consolidated operating income are as follows:

NII Holdings, Inc.

Net debt to 2003 consolidated operating income before depreciation and amortization	0.5
Net debt to 2003 consolidated operating income	0.8

Results of Operations for the Combined Year and Three Months Ended December 31, 2002

The results of operations for the year and three months ended December 31, 2002 represents a combination of the Predecessor Company’s results of operations for the ten months and one month ended October 31, 2002, respectively, and the Successor Company’s results of operations for the two months ended December 31, 2002. The results of operations for the combined year and three months ended December 31, 2002 are not measurements under accounting principles generally accepted in the United States, may not be similar to these measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe the results of operations for the year and three months ended December 31, 2002 provides useful information to investors because it allows for the best comparison to the results of operations of full-year prior periods. The results of operations for the year and three months ended December 31, 2002 can be calculated and reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Successor	Predecessor		Successor	Predecessor
	Company	Company		Company	Company	Combined
	Two Months	Ten Months	Combined	Two Months	One Month	Three Months
	Ended	Ended	Year Ended	Ended	Ended	Ended
	December 31,	October 31,	December 31,	December 31,	October 31,	December 31,
	2002	2002	2002	2002	2002	2002
Operating revenues
Service and other revenues	$138	$610	$748	$138	$61	$199
Digital handset and accessory revenues	5	27	32	5	3	8

	143	637	780	143	64	207

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	30	165	195	30	14	44
Cost of digital handset and accessory sales	19	88	107	19	10	29
Selling, general and administrative	47	262	309	47	22	69
Impairment, restructuring and other charges	—	16	16	—	—	—
Depreciation	5	55	60	5	5	10
Amortization	6	9	15	6	1	7

	107	595	702	107	52	159

Operating income	36	42	78	36	12	48

Other income (expense)
Interest expense	(10)	(152)	(162)	(10)	(3)	(13)
Interest income	2	4	6	2	1	3
Foreign currency transaction gains (losses), net	1	(183)	(182)	1	(23)	(22)
Gain on extinguishment of debt, net	—	102	102	—	102	102
Reorganization items, net	—	2,180	2,180	—	2,316	2,316
Other expense, net	(1)	(10)	(11)	(1)	(1)	(2)

	(8)	1,941	1,933	(8)	2,392	2,384

Income from continuing operations before income tax provision	28	1,983	2,011	28	2,404	2,432
Income tax provision	(5)	(26)	(31)	(5)	(18)	(23)

Net income from continuing operations	23	1,957	1,980	23	2,386	2,409
Discontinued operations
Income (loss) from operations of Nextel Philippines, net	20	(2)	18	20	(3)	17
Income tax provision	—	—	—	—	—	—

Income (loss) from discontinued operations	20	(2)	18	20	(3)	17

Net income	$43	$1,955	$1,998	$43	$2,383	$2,426

Nextel Mexico

	Successor Company	Predecessor Company		Successor Company	Predecessor Company	Combined
	Two Months	Ten Months	Combined	Two Months	One Month	Three Months
	Ended	Ended	Year Ended	Ended	Ended	Ended
	December 31,	October 31,	December 31,	December 31,	October 31,	December 31,
	2002	2002	2002	2002	2002	2002
Operating revenues
Service and other revenues	$92	$340	$432	$92	$37	$129
Digital handset and accessory revenues	3	12	15	3	2	5

	95	352	447	95	39	134

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	16	72	88	16	7	23
Cost of digital handset and accessory sales	13	51	64	13	6	19
Selling, general and administrative	25	127	152	25	13	38
Depreciation and amortization	10	44	54	10	5	15

	64	294	358	64	31	95

Operating income	$31	$58	$89	$31	$8	$39

Nextel Brazil

	Successor Company	Predecessor Company		Successor Company	Predecessor Company	Combined
	Two Months	Ten Months	Combined	Two Months	One Month	Three Months
	Ended	Ended	Year Ended	Ended	Ended	Ended
	December 31,	October 31,	December 31,	December 31,	October 31,	December 31,
	2002	2002	2002	2002	2002	2002
Operating revenues
Service and other revenues	$21	$142	$163	$21	$13	$34
Digital handset and accessory revenues	1	11	12	1	1	2

	22	153	175	22	14	36

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	7	58	65	7	4	11
Cost of digital handset and accessory sales	3	20	23	3	2	5
Selling, general and administrative	8	61	69	8	4	12
Impairment, restructuring and other charges	—	1	1	—	—	—
Depreciation and amortization	—	10	10	—	1	1

	18	150	168	18	11	29

Operating income	$4	$3	$7	$4	$3	$7

Nextel Argentina

	Successor Company	Predecessor Company		Successor Company	Predecessor Company	Combined
	Two Months	Ten Months	Combined	Two Months	One Month	Three Months
	Ended	Ended	Year Ended	Ended	Ended	Ended
	December 31,	October 31,	December 31,	December 31,	October 31,	December 31,
	2002	2002	2002	2002	2002	2002
Operating revenues
Service and other revenues	$10	$61	$71	$10	$5	$15
Digital handset and accessory revenues	1	3	4	1	—	1

	11	64	75	11	5	16

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	2	14	16	2	1	3
Cost of digital handset and accessory sales	2	6	8	2	—	2
Selling, general and administrative	4	31	35	4	2	6
Impairment, restructuring and other charges	—	9	9	—	1	1
Depreciation and amortization	1	2	3	1	—	1

	9	62	71	9	4	13

Operating income	$2	$2	$4	$2	$1	$3

Nextel Peru

	Successor Company	Predecessor Company		Successor Company	Predecessor Company	Combined
	Two Months	Ten Months	Combined	Two Months	One Month	Three Months
	Ended	Ended	Year Ended	Ended	Ended	Ended
	December 31,	October 31,	December 31,	December 31,	October 31,	December 31,
	2002	2002	2002	2002	2002	2002
Operating revenues
Service and other revenues	$14	$67	$81	$14	$7	$21
Digital handset and accessory revenues	1	1	2	1	—	1

	15	68	83	15	7	22

Operating expenses
Cost of service (exclusive of depreciation shown separately below)	5	20	25	5	2	7
Cost of digital handset and accessory sales	2	10	12	2	1	3
Selling, general and administrative	5	20	25	5	2	7
Depreciation and amortization	—	5	5	—	—	—

	12	55	67	12	5	17

Operating income	$3	$13	$16	$3	$2	$5